UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	05/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Stock Fund

BNY Mellon International Stock Fund

BNY Mellon Select Managers Small Cap Value Fund

BNY Mellon U.S. Equity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Stock Fund

SEMI-ANNUAL REPORT May 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2021, through May 31, 2022, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), sub-adviser

Market and Fund Performance Overview

For the six-month period ended May 31, 2022, the BNY Mellon Global Stock Fund’s (the “fund”) Class A shares achieved a total return of −11.92%, Class C shares returned −12.31%, Class I shares returned −11.81% and Class Y shares returned −11.81%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), achieved a total return of −9.25%.2

Global stocks lost ground during the reporting period under pressure from increasing inflation and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index largely due to the fund’s tilt in favor of growth at a time when markets favored value-oriented stocks over their growth-oriented counterparts.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund’s investments will be focused on companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are the result of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of, and investment in, individual companies.

Equities Decline as Inflation Mounts

Global equities encountered challenging conditions from the start of the reporting period as mounting inflationary pressures resulted in market weakness. A robust post-pandemic demand recovery, intensified by supportive monetary policy and government stimulus in recent years, has met with tight labor markets, supply-chain bottlenecks and rising commodity prices. These inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases. The Bank of England

2

took the lead in December 2021 and has since increased its benchmark rate five times, from 0.15% to 1.25%. Also in December 2021, the U.S. Federal Reserve (the “Fed”) announced its intention to scale back its asset purchases earlier in 2022 than previously planned and signaled a more rapid increase in interest rates in the coming year. The Fed has subsequently increased its benchmark rate to a range of 1.5%-1.75% and has signaled further hikes are likely.

As a result of these conditions, stocks in energy producers surged during the period, along with oil and gas prices, while some other sectors, including utilities, materials and consumer staples, produced more modest gains. Growth-oriented shares have suffered however, as the threat of rising interest rates caused investors to question the pace of future growth and the relative value of future earnings. Consumer discretionary, communication services and information technology stocks experienced the most significant declines, and most other sectors lost ground as well.

Market Rotation to Value from Growth Causes Headwind

The market’s shift from favoring growth-oriented shares with high p/e (price/earnings) multiples to favoring value-oriented shares with lower p/e multiples raised headwinds for the fund, which held a number of positions in high valuation companies with growth characteristics. Some holdings also encountered issues related to the fallout from adverse macroeconomic conditions, including inflation, supply-chain constraints and slowing growth in China. The three most significant detractors from relative returns included Japan-based automation equipment maker Keyence, U.S.-based digital document company Adobe and U.S.-based medical equipment maker Intuitive Surgical. All three entered the reporting period with relatively high valuations in the wake of strong 2021 performance, and all three were punished by the market despite reasonably strong financial performance, solid fundamentals and, in our opinion, favorable growth prospects. From a sector perspective, lack of exposure to energy detracted the most from relative performance, followed by positioning in health care, industrials and utilities. From a country perspective, positions in Japan, the UK and the United States lagged by the greatest margins. However, we believe it important to reiterate that the fund’s sector and country exposures are a function of individual stock selections, and performance within sectors and countries is determined by those individual selections.

On a more positive note, several holdings contributed positively to the fund’s returns relative to the Index. Among the most notable, Canada-based international convenience store chain Alimentation Couche-Tard entered 2022 with positive business fundamentals and a relatively low valuation that the market rewarded. UK-based food services support company Compass Group recovered from pandemic-related shutdowns as a return from lockdowns benefited business. U.S.-based payment processing company Mastercard gained ground as the company’s profitable cross-border payments business experienced increasing traffic from a resumption of international travel, while other business segments also performed well. The fund’s top-performing sector by a wide margin, relative to the Index, was consumer discretionary, while returns by country were led by Canada.

Remaining Focused on the Long Term

Over the shorter term, we believe asset prices are likely to continue to be influenced by the inflationary forces we see in the United States and around the world. The Ukraine conflict,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

commodity prices and developments in China, especially in relation to COVID-19 lockdowns and macroeconomic conditions will also play an important role in determining the trajectory of global equities in the months ahead. Given the level of uncertainty associated with these issues, we anticipate high levels of volatility in global equities immediately ahead.

Our focus however, remains on the long-term prospects of the individual companies in which the fund invests. We do not alter our investment course in the face of macroeconomic or equity market ebbs and flows. Key to the fund’s long-term performance is consistency in the application of our investment approach, irrespective of the short-term equity market gyrations. We do not put companies into ‘growth’ or ‘value’ buckets. Instead, thorough assessment and analysis of all fundamental aspects of a company lie at the heart of our research effort. We believe that, over time, and looking through periods of volatility, share prices will reflect the earnings generated by companies. In our opinion, short-term volatility highlights the importance of investing in high-quality companies that operate substantially above breakeven levels with entrenched and defendable market positions, that are in control of their pricing and enjoy good cash generation and strong balance sheets.

June 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Stock Fund from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.67	$9.31	$4.13	$4.13
Ending value (after expenses)	$880.80	$876.90	$881.90	$881.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.09	$10.00	$4.43	$4.43
Ending value (after expenses)	$1,018.90	$1,015.01	$1,020.54	$1,020.54
†

Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.99% for Class C, .88% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

May 31, 2022 (Unaudited)

Description	Shares	Value ($)
Common Stocks - 97.9%
Australia - 2.3%
CSL	141,100	27,452,951
Canada - 4.6%
Alimentation Couche-Tard	643,400	29,233,663
Canadian National Railway	229,100	26,049,857
		55,283,520
Denmark - 3.4%
Novo Nordisk, Cl. B	372,400	41,232,013
Finland - 1.2%
Kone, Cl. B	273,000	13,938,846
France - 4.7%
L'Oreal	70,700	24,993,572
LVMH	49,200	31,640,299
		56,633,871
Hong Kong - 3.7%
AIA Group	2,828,600	28,932,806
Jardine Matheson Holdings	264,500	15,314,828
		44,247,634
Ireland - 1.8%
Experian	662,200	22,185,440
Japan - 7.1%
FANUC	70,900	11,561,727
Keyence	83,228	33,193,736
Shin-Etsu Chemical	177,700	25,180,873
SMC	29,600	15,235,333
		85,171,669
Spain - 1.0%
Industria de Diseno Textil	481,600	11,585,110
Switzerland - 6.6%
Nestle	215,100	26,320,375
Roche Holding	96,100	32,713,612
SGS	7,900	19,662,615
		78,696,602
Taiwan - 3.0%
Taiwan Semiconductor Manufacturing, ADR	376,300	35,861,390
United Kingdom - 6.1%
Compass Group	1,306,100	29,294,878
Linde	102,800	33,377,104
Prudential	759,900	9,928,104
		72,600,086

6

Description		Shares		Value ($)
Common Stocks - 97.9% (continued)
United States - 52.4%
Adobe		71,600	[a]	29,819,968
Alphabet, Cl. C		14,297	[a]	32,608,312
Amphenol, Cl. A		470,400		33,332,544
Automatic Data Processing		158,700		35,380,578
Booking Holdings		11,560	[a]	25,935,554
Cisco Systems		494,900		22,295,245
Cognex		173,200		8,386,344
Cognizant Technology Solutions, Cl. A		353,600		26,413,920
Colgate-Palmolive		161,300		12,712,053
Edwards Lifesciences		284,100	[a]	28,651,485
Fastenal		508,500		27,235,260
Fortinet		71,700	[a]	21,089,838
Illumina		50,500	[a]	12,093,740
Intuitive Surgical		115,800	[a]	26,360,712
IPG Photonics		78,700	[a]	8,302,063
Johnson & Johnson		121,100		21,741,083
Mastercard, Cl. A		99,100		35,464,917
Microsoft		174,700		47,495,689
NIKE, Cl. B		231,000		27,454,350
Paychex		148,100		18,339,223
Stryker		95,700		22,441,650
Texas Instruments		176,100		31,127,436
The TJX Companies		476,200		30,272,034
The Walt Disney Company		171,600	[a]	18,951,504
Waters		75,700	[a]	24,825,815
				628,731,317
Total Common Stocks (cost $518,802,751)				1,173,620,449
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,629,741)	0.80	20,629,741	[b]	20,629,741
Total Investments (cost $539,432,492)		99.6%		1,194,250,190
Cash and Receivables (Net)		.4%		4,644,582
Net Assets		100.0%		1,198,894,772

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	17.9
Pharmaceuticals Biotechnology & Life Sciences	13.4
Technology Hardware & Equipment	8.8
Capital Goods	6.9
Health Care Equipment & Services	6.5
Semiconductors & Semiconductor Equipment	5.6
Consumer Durables & Apparel	4.9
Materials	4.9
Consumer Services	4.6
Media & Entertainment	4.3
Retailing	3.5
Commercial & Professional Services	3.5
Insurance	3.2
Household & Personal Products	3.1
Food & Staples Retailing	2.4
Food, Beverage & Tobacco	2.2
Transportation	2.2
Investment Companies	1.7
99.6

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Affiliated Issuers
Description	Value ($) 11/30/2021	Purchases ($)†	Sales ($)	Value ($) 5/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	19,642,602	100,000,105	(99,012,966)	20,629,741	20,985
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	9,556,320	(9,556,320)	-	45	††
Total - 1.7%	19,642,602	109,556,425	(108,569,286)	20,629,741	21,030

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	518,802,751	1,173,620,449
Affiliated issuers	20,629,741	20,629,741
Tax reclaim receivable—Note 1(b)		3,578,523
Dividends and securities lending income receivable		1,241,138
Receivable for shares of Common Stock subscribed		947,762
Prepaid expenses		44,708
		1,200,062,321
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		896,137
Cash overdraft due to Custodian denominated in foreign currency	41	41
Payable for shares of Common Stock redeemed		149,440
Directors’ fees and expenses payable		23,979
Other accrued expenses		97,952
		1,167,549
Net Assets ($)		1,198,894,772
Composition of Net Assets ($):
Paid-in capital		478,160,285
Total distributable earnings (loss)		720,734,487
Net Assets ($)		1,198,894,772

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	36,989,247	2,745,182	702,537,245	456,623,098
Shares Outstanding	1,619,663	127,066	30,173,007	19,656,630
Net Asset Value Per Share ($)	22.84	21.60	23.28	23.23

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $976,645 foreign taxes withheld at source):
Unaffiliated issuers	9,909,332
Affiliated issuers	20,985
Income from securities lending—Note 1(c)	45
Total Income	9,930,362
Expenses:
Management fee—Note 3(a)	5,710,025
Professional fees	59,709
Directors’ fees and expenses—Note 3(d)	55,829
Custodian fees—Note 3(c)	41,854
Shareholder servicing costs—Note 3(c)	37,280
Registration fees	36,932
Distribution fees—Note 3(b)	13,849
Chief Compliance Officer fees—Note 3(c)	10,722
Loan commitment fees—Note 2	10,605
Prospectus and shareholders’ reports	9,068
Miscellaneous	22,854
Total Expenses	6,008,727
Net Investment Income	3,921,635
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	62,360,599
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(232,278,562)
Net Realized and Unrealized Gain (Loss) on Investments	(169,917,963)
Net (Decrease) in Net Assets Resulting from Operations	(165,996,328)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Operations ($):
Net investment income	3,921,635	4,328,273
Net realized gain (loss) on investments	62,360,599	129,620,725
Net change in unrealized appreciation (depreciation) on investments	(232,278,562)	95,827,464
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,996,328)	229,776,462
Distributions ($):
Distributions to shareholders:
Class A	(4,038,293)	(2,168,361)
Class C	(402,809)	(430,557)
Class I	(77,813,997)	(58,199,516)
Class Y	(51,099,609)	(19,314,782)
Total Distributions	(133,354,708)	(80,113,216)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,733,983	8,851,272
Class C	151,996	352,897
Class I	40,471,514	121,824,623
Class Y	21,161,055	267,649,784
Distributions reinvested:
Class A	3,707,708	1,974,862
Class C	356,095	403,712
Class I	72,709,117	54,658,318
Class Y	36,669,026	9,350,319
Cost of shares redeemed:
Class A	(4,727,565)	(8,911,012)
Class C	(1,307,426)	(4,918,843)
Class I	(97,609,391)	(453,235,891)
Class Y	(50,435,696)	(84,245,826)
Increase (Decrease) in Net Assets from Capital Stock Transactions	22,880,416	(86,245,785)
Total Increase (Decrease) in Net Assets	(276,470,620)	63,417,461
Net Assets ($):
Beginning of Period	1,475,365,392	1,411,947,931
End of Period	1,198,894,772	1,475,365,392

12

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	67,509	336,361
Shares issued for distributions reinvested	139,036	79,793
Shares redeemed	(184,769)	(326,563)
Net Increase (Decrease) in Shares Outstanding	21,776	89,591
Class Ca
Shares sold	6,162	13,892
Shares issued for distributions reinvested	14,064	16,970
Shares redeemed	(55,512)	(196,604)
Net Increase (Decrease) in Shares Outstanding	(35,286)	(165,742)
Class Ib
Shares sold	1,588,591	4,478,588
Shares issued for distributions reinvested	2,679,150	2,173,293
Shares redeemed	(3,900,729)	(16,052,071)
Net Increase (Decrease) in Shares Outstanding	367,012	(9,400,190)
Class Yb
Shares sold	815,728	9,222,646
Shares issued for distributions reinvested	1,354,201	372,523
Shares redeemed	(1,981,186)	(3,048,463)
Net Increase (Decrease) in Shares Outstanding	188,743	6,546,706

[a]	During the period ended November 30, 2021, 5,638 Class C shares representing $138,532 were automatically converted to 5,413 Class A shares.
[b]

During the period ended May 31, 2022, 1,971 Class Y shares representing $55,393 were exchanged for 2,001 Class A shares, and 98,154 Class Y shares representing $2,517,543 were exchanged for 97,943 Class I shares. During the period ended November 30, 2021, 235,093 Class Y shares representing $6,509,609 were exchanged for 234,700 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	May 31, 2022	Year Ended November 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.41	25.74	23.07	21.08	21.53	17.51
Investment Operations:
Net investment income[a]	.03	.01	.06	.10	.11	.11
Net realized and unrealized gain (loss) on investments	(3.07)	4.09	3.71	3.17	1.02	4.06
Total from Investment Operations	(3.04)	4.10	3.77	3.27	1.13	4.17
Distributions:
Dividends from net investment income	(.00)[b]	(.08)	(.10)	(.12)	(.15)	(.09)
Dividends from net realized gain on investments	(2.53)	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Total Distributions	(2.53)	(1.43)	(1.10)	(1.28)	(1.58)	(.15)
Net asset value, end of period	22.84	28.41	25.74	23.07	21.08	21.53
Total Return (%)[c]	(11.92)[d]	16.72	17.00	17.04	5.61	24.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[e]	1.20	1.23	1.21	1.20	1.22
Ratio of net investment income to average net assets	.26[e]	.03	.27	.46	.52	.60
Portfolio Turnover Rate	.99[d]	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	36,989	45,402	38,828	35,891	29,369	25,477

a Based on average shares outstanding.

b Amount represents less than $.001 per share.

c Exclusive of sales charge.

d Not annualized

e Annualized.

See notes to financial statements.

14

Six Months End
	May 31, 2022	Year Ended November 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	27.11	24.73	22.26	20.41	20.89	17.03
Investment Operations:
Net investment (loss)[a]	(.06)	(.19)	(.10)	(.05)	(.05)	(.02)
Net realized and unrealized gain (loss) on investments	(2.92)	3.92	3.57	3.06	1.00	3.94
Total from Investment Operations	(2.98)	3.73	3.47	3.01	.95	3.92
Distributions:
Dividends from net realized gain on investments	(2.53)	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Net asset value, end of period	21.60	27.11	24.73	22.26	20.41	20.89
Total Return (%)[b]	(12.31)[c]	15.83	16.15	16.12	4.85	23.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99[d]	1.97	1.98	1.96	1.97	1.99
Ratio of net investment (loss) to average net assets	(.54)[d]	(.77)	(.45)	(.25)	(.22)	(.10)
Portfolio Turnover Rate	.99[c]	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	2,745	4,401	8,114	11,260	11,008	13,132

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	May 31, 2022	Year Ended November 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.95	26.19	23.44	21.41	21.83	17.76
Investment Operations:
Net investment income[a]	.08	.09	.12	.15	.17	.18
Net realized and unrealized gain (loss) on investments	(3.14)	4.16	3.78	3.21	1.04	4.10
Total from Investment Operations	(3.06)	4.25	3.90	3.36	1.21	4.28
Distributions:
Dividends from net investment income	(.08)	(.14)	(.15)	(.17)	(.20)	(.15)
Dividends from net realized gain on investments	(2.53)	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Total Distributions	(2.61)	(1.49)	(1.15)	(1.33)	(1.63)	(.21)
Net asset value, end of period	23.28	28.95	26.19	23.44	21.41	21.83
Total Return (%)	(11.81)[b]	17.07	17.32	17.32	5.89	24.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.93	.96	.97	.94	.98
Ratio of net investment income to average net assets	.60[c]	.31	.53	.71	.78	.92
Portfolio Turnover Rate	.99[b]	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	702,537	862,835	1,026,985	965,481	858,817	901,556

a Based on average shares outstanding.

b Not annualized

c Annualized.

See notes to financial statements.

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Six Months Ended
	May 31,2022	Year Ended November 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.91	26.16	23.41	21.38	21.81	17.74
Investment Operations:
Net investment income[a]	.08	.08	.14	.17	.18	.19
Net realized and unrealized gain (loss) on investments	(3.14)	4.17	3.78	3.20	1.04	4.10
Total from Investment Operations	(3.06)	4.25	3.92	3.37	1.22	4.29
Distributions:
Dividends from net investment income	(.09)	(.15)	(.17)	(.18)	(.22)	(.16)
Dividends from net realized gain on investments	(2.53)	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Total Distributions	(2.62)	(1.50)	(1.17)	(1.34)	(1.65)	(.22)
Net asset value, end of period	23.23	28.91	26.16	23.41	21.38	21.81
Total Return (%)	(11.81)[b]	17.11	17.43	17.36	5.98	24.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.89	.89	.89	.89	.90
Ratio of net investment income to average net assets	.59[c]	.29	.62	.80	.85	.99
Portfolio Turnover Rate	.99[b]	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	456,623	562,727	338,021	398,977	358,526	355,729

a Based on average shares outstanding.

b Not annualized.

b Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

18

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

20

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	753,253,331	420,367,118	††	-	1,173,620,449
Investment Companies	20,629,741	-		-	20,629,741

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2022, BNY Mellon earned $6 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile

22

than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2021 was as follows: ordinary income $11,198,204 and long-term capital gains $68,915,012. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

24

During the period ended May 31, 2022, the Distributor retained $1,020 from commissions earned on sales of the fund’s Class A shares and $150 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2022, Class C shares were charged $13,849 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2022, Class A and Class C shares were charged $51,439 and $4,616, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended May 31, 2022, the fund was charged $12,468 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $41,854 pursuant to the custody agreement.

During the period ended May 31, 2022, the fund was charged $10,722 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $850,647, Distribution Plan fees of $1,908, Shareholder Services Plan fees of $8,310, Custodian fees of $27,075, Chief Compliance Officer fees of $4,162 and Transfer Agent fees of $4,035.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2022, amounted to $13,204,119 and $122,808,320, respectively.

At May 31, 2022, accumulated net unrealized appreciation on investments was $654,817,698, consisting of $671,171,143 gross unrealized appreciation and $16,353,445 gross unrealized depreciation.

At May 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Global Stock Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited

One Charlotte Square

Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6159SA0522

BNY Mellon International Stock Fund

SEMI-ANNUAL REPORT May 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2021, through May 31, 2022, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), sub-adviser

Market and Fund Performance Overview

For the six-month period ended May 31, 2022, the BNY Mellon International Stock Fund’s (the “fund”) Class A shares achieved a total return of −14.54%, Class C shares returned −14.82%, Class I shares returned −14.40% and Class Y shares returned −14.36%.1 In comparison, the fund’s benchmark index, the MSCI EAFE® Index (the “Index”), achieved a return of −6.80% for the same period.2

International markets lost ground during the reporting period under pressure from increasing inflation and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index largely due to the fund’s tilt in favor of growth at a time when markets favored value-oriented stocks over their growth-oriented counterparts.

The Fund’s Investment Approach

The fund seeks long-term total returns. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are results of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of, and investment in, individual companies.

Equities Decline as Inflation Mounts

International developed-markets equities encountered challenging conditions from the start of the reporting period as mounting inflationary pressures resulted in market weakness. A robust post-pandemic demand recovery, intensified by supportive monetary policy and government stimulus in recent years, has met with tight labor markets, supply-chain bottlenecks and rising commodity prices. These inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases.

2

The Bank of England took the lead in December 2021 and has since increased its benchmark rate five times, from 0.15% to 1.25%. Also in December 2021, the U.S. Federal Reserve (the “Fed”) announced its intention to scale back its asset purchases earlier in 2022 than previously planned and signaled a more rapid increase in interest rates in the coming year. The Fed has subsequently increased its benchmark rate to a range of 1.5%-1.75% and has signaled further hikes are likely.

As a result of these conditions, stocks in energy producers surged along with oil and gas prices, while some other sectors, including materials and utilities, produced more modest gains. Growth-oriented have shares suffered however, as the threat of rising interest rates caused investors to question the pace of future growth and the relative value of future earnings. Information technology, consumer discretionary and industrials stocks experienced the most significant declines, and most other sectors lost ground as well.

Market Rotation to Value from Growth Causes Headwind

The market’s shift from favoring growth-oriented shares with high p/e (price/earnings) multiples to favoring value-oriented shares with lower p/e multiples raised headwinds for the fund, which held a number of positions in high valuation companies with growth characteristics. Some holdings also encountered challenges related to the fallout from adverse macroeconomic conditions, including inflation, supply-chain constraints and slowing growth in China. The three most significant detractors from relative returns, all based in Japan, included medical testing equipment producer Sysmex, automation equipment maker Keyence and medical technology producer Hoya Corporation. All three entered the reporting period with relatively high valuations in the wake of strong 2021 performance, and all three were punished by the market despite reasonably strong financial performance, solid fundamentals and, in our opinion, favorable growth prospects. Sysmex suffered additionally due to concerns regarding a slow-down in post-pandemic testing and declining sales in China due to that country’s slowing growth, lockdowns and a move toward domestic suppliers. From a sector perspective, health care, information technology and industrials detracted most, while from a country perspective, positions in Japan and the UK lagged by the greatest margins. However, we believe it important to reiterate that the fund’s sector and country exposures are a function of individual stock selections, and performance within sectors and countries is determined by those individual selections.

On a more positive note, several holdings contributed positively to the fund’s returns relative to the Index. Among the most notable, Canada-based international convenience store chain Alimentation Couche-Tard entered 2022 with positive business fundamentals and a relatively low valuation that the market rewarded. France-based integrated oil and gas company TotalEnergies, the fund’s sole energy sector holding, benefited from soaring oil and gas prices. UK-based food services support company Compass Group recovered from pandemic-related shutdowns as lockdowns have been removed and volumes have returned. The fund’s top-performing sectors relative to the Index included consumer discretionary and consumer staples, while returns by country were led by Canada.

Remaining Focused on the Long Term

Over the shorter term, we believe asset prices are likely to continue to be influenced by the inflationary forces we see in the United States and around the world. The Ukraine conflict, commodity prices and developments in China, especially in relation to COVID-19

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

lockdowns and macroeconomic conditions will also play an important role in determining the trajectory of international equities in the months ahead. Given the level of uncertainty associated with these issues, we anticipate high levels of volatility in international equities immediately ahead.

Our focus remains on the long-term prospects of the individual companies in which the fund invests. We do not alter our investment course in the face of macroeconomic or equity market ebbs and flows. Key to the fund’s long-term performance is consistency in the application of our investment approach, irrespective of the short-term equity market gyrations. We do not put companies into ‘growth’ or ‘value’ buckets. Instead, thorough assessment and analysis of all fundamental aspects of a company lie at the heart of our research effort. We believe that, over time, and looking through periods of volatility, share prices will reflect the earnings generated by companies. In our opinion, short-term volatility highlights the importance of investing in high-quality companies that operate substantially above breakeven levels with entrenched and defendable market positions, that are in control of their pricing and enjoy good cash generation and strong balance sheets.

June 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Fund from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.92	$9.10	$4.26	$4.07
Ending value (after expenses)	$854.60	$851.80	$856.00	$856.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.44	$9.90	$4.63	$4.43
Ending value (after expenses)	$1,018.55	$1,015.11	$1,020.34	$1,020.54
†

Expenses are equal to the fund’s annualized expense ratio of 1.28% for Class A, 1.97% for Class C, .92% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

May 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.3%
Australia - 3.4%
Cochlear	431,100		68,542,455
CSL	686,800		133,626,412
			202,168,867
Canada - 5.1%
Alimentation Couche-Tard	3,644,800		165,605,926
Canadian National Railway	1,218,400		138,538,394
			304,144,320
Denmark - 9.3%
Chr. Hansen Holding	1,592,000	[a]	119,275,018
Coloplast, Cl. B	684,800		81,365,968
Novo Nordisk, Cl. B	2,033,000		225,093,133
Novozymes, Cl. B	2,005,512		127,150,049
			552,884,168
Finland - 1.6%
Kone, Cl. B	1,819,500		92,900,108
France - 11.9%
Air Liquide	893,400		156,415,206
Dassault Systemes	3,026,000		127,472,490
L'Oreal	391,800		138,507,517
LVMH	256,400		164,889,690
TotalEnergies	2,042,104		120,736,851
			708,021,754
Germany - 6.0%
adidas	566,400		112,229,473
Merck	748,400		140,639,541
SAP	1,047,700		104,366,952
			357,235,966
Hong Kong - 6.5%
AIA Group	15,578,600		159,348,303
CLP Holdings	9,862,500	[b]	98,363,394
Hang Lung Properties	40,583,000		75,792,408
Jardine Matheson Holdings	983,100		56,922,524
			390,426,629
Ireland - 2.1%
Experian	3,750,400		125,648,256
Japan - 19.3%
Daikin Industries	862,800		137,988,150
FANUC	661,200		107,822,480
Hoya	1,120,900		119,649,650
Keyence	427,280		170,411,634
Makita	2,050,900		55,893,624

6

Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
Japan - 19.3% (continued)
MISUMI Group		1,837,800		41,421,747
Murata Manufacturing		1,900,000		122,422,289
Shin-Etsu Chemical		1,011,600		143,348,176
SMC		314,100		161,669,529
Sysmex		1,382,900		89,826,027
				1,150,453,306
Netherlands - 4.2%
ASM International		194,000		60,353,906
ASML Holding		331,990		191,442,283
				251,796,189
Spain - 1.8%
Industria de Diseno Textil		4,400,000	[b]	105,844,029
Switzerland - 15.4%
Givaudan		33,400		122,959,884
Kuehne + Nagel International		542,700		143,299,804
Lonza Group		144,800		87,317,463
Nestle		1,219,000		149,161,027
Novartis		1,630,100		147,986,266
Roche Holding		482,300		164,180,803
SGS		42,000		104,535,421
				919,440,668
Taiwan - 3.5%
Taiwan Semiconductor Manufacturing, ADR		2,177,200		207,487,160
United Kingdom - 7.2%
Compass Group		6,860,800		153,882,782
Diageo		3,553,000		164,991,471
Prudential		8,449,600		110,394,138
				429,268,391
Total Common Stocks (cost $4,035,340,599)				5,797,719,811
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $104,237,217)	0.80	104,237,217	[c]	104,237,217

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,155,980)	0.80	3,155,980	[c]	3,155,980
Total Investments (cost $4,142,733,796)		99.1%		5,905,113,008
Cash and Receivables (Net)		.9%		51,247,499
Net Assets		100.0%		5,956,360,507

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2022, the value of the fund’s securities on loan was $2,983,740 and the value of the collateral was $3,155,980. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	15.1
Materials	11.2
Capital Goods	11.0
Semiconductors & Semiconductor Equipment	7.7
Health Care Equipment & Services	6.0
Food, Beverage & Tobacco	5.3
Technology Hardware & Equipment	4.9
Transportation	4.7
Consumer Durables & Apparel	4.7
Insurance	4.5
Software & Services	3.9
Commercial & Professional Services	3.9
Food & Staples Retailing	2.8
Consumer Services	2.6
Household & Personal Products	2.3
Energy	2.0
Investment Companies	1.8
Retailing	1.8
Utilities	1.6
Real Estate	1.3
99.1

† Based on net assets.

See notes to financial statements.

8

Affiliated Issuers
Description	Value ($) 11/30/2021	Purchases ($)†	Sales ($)	Value ($) 5/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	155,670,618	406,671,041	(458,104,442)	104,237,217	140,312
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .1%	244,138	39,718,213	(36,806,371)	3,155,980	3,918	††
Total - 1.8%	155,914,756	446,389,254	(494,910,813)	107,393,197	144,230

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $229,390)—Note 1(c):
Unaffiliated issuers	4,035,340,599	5,797,719,811
Affiliated issuers	107,393,197	107,393,197
Receivable for shares of Common Stock subscribed		23,506,450
Tax reclaim receivable—Note 1(b)		21,732,438
Receivable for investment securities sold		11,210,318
Dividends and securities lending income receivable		8,419,005
Prepaid expenses		105,096
		5,970,086,315
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		4,489,455
Cash overdraft due to Custodian denominated in foreign currency	679	676
Payable for shares of Common Stock redeemed		5,602,461
Liability for securities on loan—Note 1(c)		3,155,980
Directors’ fees and expenses payable		89,744
Other accrued expenses		387,492
		13,725,808
Net Assets ($)		5,956,360,507
Composition of Net Assets ($):
Paid-in capital		4,128,970,068
Total distributable earnings (loss)		1,827,390,439
Net Assets ($)		5,956,360,507

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	61,787,821	9,292,558	3,314,548,347	2,570,731,781
Shares Outstanding	2,832,754	436,767	150,909,446	118,479,421
Net Asset Value Per Share ($)	21.81	21.28	21.96	21.70

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,114,045 foreign taxes withheld at source):
Unaffiliated issuers	75,277,982
Affiliated issuers	140,312
Income from securities lending—Note 1(c)	3,918
Total Income	75,422,212
Expenses:
Management fee—Note 3(a)	27,711,856
Shareholder servicing costs—Note 3(c)	772,434
Custodian fees—Note 3(c)	404,495
Directors’ fees and expenses—Note 3(d)	277,630
Registration fees	64,699
Professional fees	63,383
Prospectus and shareholders’ reports	58,255
Loan commitment fees—Note 2	52,117
Distribution fees—Note 3(b)	39,155
Chief Compliance Officer fees—Note 3(c)	10,722
Miscellaneous	110,936
Total Expenses	29,565,682
Net Investment Income	45,856,530
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,738,973
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,079,128,330)
Net Realized and Unrealized Gain (Loss) on Investments	(1,058,389,357)
Net (Decrease) in Net Assets Resulting from Operations	(1,012,532,827)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Operations ($):
Net investment income	45,856,530	38,878,822
Net realized gain (loss) on investments	20,738,973	24,281,507
Net change in unrealized appreciation (depreciation) on investments	(1,079,128,330)	558,399,994
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,012,532,827)	621,560,323
Distributions ($):
Distributions to shareholders:
Class A	(413,959)	(1,696,616)
Class C	(39,893)	(375,053)
Class I	(34,258,850)	(97,424,371)
Class Y	(28,298,432)	(89,046,864)
Total Distributions	(63,011,134)	(188,542,904)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,257,185	35,480,358
Class C	868,657	3,064,589
Class I	563,413,200	1,040,617,933
Class Y	246,929,720	430,889,367
Distributions reinvested:
Class A	385,478	1,518,997
Class C	39,848	374,478
Class I	32,404,933	89,308,231
Class Y	13,658,420	50,927,635
Cost of shares redeemed:
Class A	(13,510,477)	(26,337,872)
Class C	(1,051,583)	(7,735,220)
Class I	(528,864,577)	(653,938,900)
Class Y	(296,566,911)	(429,445,723)
Increase (Decrease) in Net Assets from Capital Stock Transactions	28,963,893	534,723,873
Total Increase (Decrease) in Net Assets	(1,046,580,068)	967,741,292
Net Assets ($):
Beginning of Period	7,002,940,575	6,035,199,283
End of Period	5,956,360,507	7,002,940,575

12

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	480,105	1,385,645
Shares issued for distributions reinvested	14,809	63,985
Shares redeemed	(573,732)	(1,018,315)
Net Increase (Decrease) in Shares Outstanding	(78,818)	431,315
Class Ca
Shares sold	34,419	124,220
Shares issued for distributions reinvested	1,565	16,045
Shares redeemed	(45,626)	(307,896)
Net Increase (Decrease) in Shares Outstanding	(9,642)	(167,631)
Class Ib
Shares sold	23,720,040	41,047,907
Shares issued for distributions reinvested	1,238,247	3,744,580
Shares redeemed	(22,748,007)	(25,557,823)
Net Increase (Decrease) in Shares Outstanding	2,210,280	19,234,664
Class Yb
Shares sold	10,450,656	17,225,498
Shares issued for distributions reinvested	528,372	2,161,614
Shares redeemed	(12,546,081)	(16,845,441)
Net Increase (Decrease) in Shares Outstanding	(1,567,053)	2,541,671

[a]	During the period ended November 30, 2021, 3,040 Class C shares representing $72,467 were automatically converted to 2,986 Class A shares.
[b]

During the period ended May 31, 2022, 2,783,876 Class Y shares representing $70,562,657 were exchanged for 2,749,821 Class I shares and during the period ended November 30, 2021, 829,473 Class I shares representing $24,242,105 were exchanged for 840,306 Class Y shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2022	Year Ended November 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.66	24.09	20.76	17.86	18.51	14.77
Investment Operations:
Net investment income[a]	.12	.05	.08	.15	.15	.10
Net realized and unrealized gain (loss) on investments	(3.83)	2.21	3.72	2.98	(.67)	3.77
Total from Investment Operations	(3.71)	2.26	3.80	3.13	(.52)	3.87
Distributions:
Dividends from net investment income	(.05)	(.08)	(.15)	(.15)	(.13)	(.13)
Dividends from net realized gain on investments	(.09)	(.61)	(.32)	(.08)	-	-
Total Distributions	(.14)	(.69)	(.47)	(.23)	(.13)	(.13)
Net asset value, end of period	21.81	25.66	24.09	20.76	17.86	18.51
Total Return (%)[b]	(14.54)[c]	9.58	18.67	17.81	(2.84)	26.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[d]	1.27	1.30	1.24	1.22	1.26
Ratio of net investment income to average net assets	1.02[d]	.20	.35	.77	.81	.64
Portfolio Turnover Rate	2.67[c]	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	61,788	74,707	59,740	37,036	25,981	29,414

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

	Six Months Ended
	May 31, 2022	Year Ended November 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.07	23.63	20.38	17.53	18.17	14.49
Investment Operations:
Net investment income (loss)[a]	.04	(.12)	(.06)	.02	.01	.02
Net realized and unrealized gain (loss) on investments	(3.74)	2.17	3.65	2.92	(.65)	3.66
Total from Investment Operations	(3.70)	2.05	3.59	2.94	(.64)	3.68
Distributions:
Dividends from net investment income	-	-	(.02)	(.01)	-	-
Dividends from net realized gain on investments	(.09)	(.61)	(.32)	(.08)	-	-
Total Distributions	(.09)	(.61)	(.34)	(.09)	-	-
Net asset value, end of period	21.28	25.07	23.63	20.38	17.53	18.17
Total Return (%)[b]	(14.82)[c]	8.85	17.84	16.96	(3.58)	25.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97[d]	1.97	1.98	1.98	1.96	2.02
Ratio of net investment income (loss) to average net assets	.32[d]	(.47)	(.30)	.12	.07	.10
Portfolio Turnover Rate	2.67[c]	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	9,293	11,190	14,510	12,001	12,050	14,852

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
May 31, 2022		Year Ended November 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.88	24.27	20.90	17.98	18.64	14.88
Investment Operations:
Net investment income[a]	.17	.14	.15	.22	.21	.20
Net realized and unrealized gain (loss) on investments	(3.86)	2.23	3.75	2.99	(.67)	3.74
Total from Investment Operations	(3.69)	2.37	3.90	3.21	(.46)	3.94
Distributions:
Dividends from net investment income	(.14)	(.15)	(.21)	(.21)	(.20)	(.18)
Dividends from net realized gain on investments	(.09)	(.61)	(.32)	(.08)	-	-
Total Distributions	(.23)	(.76)	(.53)	(.29)	(.20)	(.18)
Net asset value, end of period	21.96	25.88	24.27	20.90	17.98	18.64
Total Return (%)	(14.40)[b]	10.01	19.07	18.23	(2.53)	26.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.91	.91	.91	.91	.93
Ratio of net investment income
to average net assets	1.40[c]	.56	.72	1.13	1.11	1.20
Portfolio Turnover Rate	2.67[b]	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	3,314,548	3,847,708	3,142,203	2,191,801	1,953,256	1,968,366

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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Six Months Ended
May 31, 2022		Year Ended November 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.57	23.99	20.66	17.78	18.43	14.72
Investment Operations:
Net investment income[a]	.17	.15	.16	.21	.21	.20
Net realized and unrealized gain (loss) on investments	(3.80)	2.19	3.71	2.97	(.66)	3.70
Total from Investment Operations	(3.63)	2.34	3.87	3.18	(.45)	3.90
Distributions:
Dividends from net investment income	(.15)	(.15)	(.22)	(.22)	(.20)	(.19)
Dividends from net realized gain on investments	(.09)	(.61)	(.32)	(.08)	-	-
Total Distributions	(.24)	(.76)	(.54)	(.30)	(.20)	(.19)
Net asset value, end of period	21.70	25.57	23.99	20.66	17.78	18.43
Total Return (%)	(14.36)[b]	10.02	19.12	18.24	(2.48)	26.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.88	.89	.89	.89	.91
Ratio of net investment income to average net assets	1.43[c]	.59	.77	1.12	1.16	1.22
Portfolio Turnover Rate	2.67[b]	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	2,570,732	3,069,335	2,818,746	2,284,939	1,801,389	2,083,569

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (250 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

18

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

20

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	511,631,480	5,286,088,331	††	-	5,797,719,811
Investment Companies	107,393,197	-		-	107,393,197

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2022, BNY Mellon earned $534 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile

22

than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2021 was as follows: ordinary income $42,376,927 and long-term capital gains $146,165,977. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

24

During the period ended May 31, 2022, the Distributor retained $881 from commissions earned on sales of the fund’s Class A shares and $1,412 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2022, Class C shares were charged $39,155 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2022, Class A and Class C shares were charged $85,365 and $13,052, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended May 31, 2022, the fund was charged $25,015 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $404,495 pursuant to the custody agreement.

During the period ended May 31, 2022, the fund was charged $10,722 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $4,184,084, Distribution Plan fees of $5,793, Shareholder Services Plan fees of $14,597, Custodian fees of $272,869, Chief Compliance Officer fees of $4,162 and Transfer Agent fees of $7,950.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended May 31, 2022, amounted to $203,836,302 and $171,299,891, respectively.

At May 31, 2022, accumulated net unrealized appreciation on investments was $1,762,379,212, consisting of $1,948,289,647 gross unrealized appreciation and $185,910,435 gross unrealized depreciation.

At May 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon International Stock Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square

Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6155SA0522

BNY Mellon Select Managers Small Cap Value Fund

SEMI-ANNUAL REPORT May 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2021, through May 31, 2022, as provided by portfolio allocation manager Elena Goncharova

Market and Fund Performance Overview

For the six-month period ended May 31, 2022, BNY Mellon Select Managers Small Cap Value Fund’s (the “fund”) Class A, Class C, Class I and Class Y shares at NAV produced total returns of −6.71%, −7.07%, −6.56% and −6.53%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned −4.50% for the same period.2

Small-cap value stocks lost ground over the reporting period as markets began to take into account rising inflation and interest rates. The fund lagged the Index, mainly due to unfavorable asset allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index, the fund’s benchmark index. The fund's portfolio is constructed to have a value tilt.

The fund uses a “multi-manager” approach by selecting various sub-advisers to manage its assets. We may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

The fund’s assets will be allocated among six subadvisers— Channing Capital Management, LLC, Eastern Shore Capital Management, Neuberger Berman Investment Advisers LLC, Walthausen & Co. LLC, Heartland Advisors, Inc., and Rice, Hall James & Associates LLC. The target percentage of the fund’s assets to be allocated over time to the sub-advisers is approximately 23% to Channing; 20% to Eastern Shore; 18% to Neuberger Berman; 22% to Walthausen; 15% to Heartland and 2% to RHJ. In addition, BNYM Investment Adviser, Inc., the fund’s investment adviser & portfolio allocation manager, is permitted to adjust those allocations by up to 20% of the fund's assets without board approval. Subject to board approval, the fund may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

Inflation, Tightening Monetary Policy Weigh on Markets

Markets reached new all-time highs in the first half of the reporting period before a shift in market sentiment in January 2022 led to steep declines. The strong performance early in the period stemmed from robust consumer spending and corporate earnings. Economic data showed continued strength in consumer demand, and companies reported resilient margins.

Four concerns led to a shift in markets early in 2022: monetary policy, COVID-19 in China, commodities prices and the Ukraine war. As inflation data continued to trend upward, central banks around the globe began tightening monetary policy, though the pace varied across countries. In the U.S., the Federal Reserve (the “Fed”) implemented a 0.25% rate hike and signaled potential 0.50% and 0.25% hikes for the remainder of 2022.

In Europe, the European Central Bank announced it would conclude tapering by March 2022 and start interest-rate hikes in 2023. The Bank of England surprised many by hiking rates as a response to inflationary pressures.

Bucking the trend, China was instead focused on easing policies to support growth as its economy faced multiple challenges, including lockdowns due to a resurgence of COVID-19, regulatory overhaul of the technology industry and a weakened real estate sector. Burgeoning demand, coupled with supply-chain issues, pushed up prices of commodities around the globe, as reflected by inflation data from the U.S., Europe and Asia.

Geopolitics returned to the forefront when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war complicated global inflation. As the markets digested the winding down of accommodative pandemic-related policies, the lingering supply-chain snags, COVID-19 flare-ups and high inflation have dampened the growth and margin outlook.

This myriad of concerns impacted valuations, resulting in market weakness. Most sectors were challenged in the period, but the energy sector was a notable outperformer, driven by high oil increases.

Fund Performance Hindered by Asset Allocation Decisions

The fund’s underperformance versus the Index stemmed mainly from unfavorable asset allocation. The fund’s relative results were hampered primarily by an underweight to the energy sector, which was the Index’s best-performing sector. An underweight to the utilities sector, which also performed well, also detracted from returns, as did an overweight to the information technology sector, which lagged the Index.

On a more positive note, the fund benefited from stock selection decisions, primarily in the health care and materials sectors. In the health care sector, the fund’s decision to avoid many underperforming stocks all across this sector was beneficial. In contrast, the fund’s holdings in the materials sector, especially in the chemical industry, which includes fertilizers and other agricultural chemicals, were generally advantageous. A position in American Vanguard, a manufacturer of a variety of agricultural chemicals, was especially beneficial. Selection in the consumer discretionary sector also added to the fund’s performance. A decision to avoid automotive retailers, in particular, added to relative returns.

Positioned for Uncertainty

We are anticipating a period of uncertainty as the Fed’s efforts to combat inflation proceed over the coming months. The Fed will need to proceed carefully to halt inflation without putting the economy into recession. One positive feature of the current economic environment is the job market, which appears healthy enough to allow the Fed to continue to implement interest-rate increases. On the other hand, some signs indicate that consumer

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

spending may be weakening, potentially hindering the broader economy. On balance, we are positioned neutrally as to the likely result of the Fed’s policy.

June 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 31, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Multi-manager risk means each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub advisers may not complement one another. Consequently, the fund's exposure to given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks are generally greater with emerging market countries.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Value Fund from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.26	$9.86	$4.92	$4.68
Ending value (after expenses)	$932.90	$929.30	$934.40	$934.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.54	$10.30	$5.14	$4.89
Ending value (after expenses)	$1,018.45	$1,014.71	$1,019.85	$1,020.09
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.02% for Class I and .97% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.8%
Automobiles & Components - 1.0%
Fox Factory Holding	3,675	[a]	301,424
Harley-Davidson	56,450	[b]	1,985,911
Holley	105,610	[a,b]	1,107,849
LCI Industries	4,340		518,717
Visteon	5,790	[a]	649,696
			4,563,597
Banks - 14.0%
Associated Banc-Corp	92,708		1,919,056
BankUnited	37,870		1,577,664
Banner	63,740		3,703,931
Brookline Bancorp	51,600		731,172
Cadence Bank	121,179		3,239,115
Camden National	27,910		1,235,297
City Holding	17,340		1,423,441
Columbia Banking System	44,465		1,340,620
Eastern Bankshares	88,460		1,722,316
Federal Agricultural Mortgage, Cl. C	9,370		983,944
First Bancorp	31,990		1,198,665
First Financial	28,240		1,270,235
Glacier Bancorp	27,380		1,325,466
Hancock Whitney	23,940		1,193,170
Heartland Financial USA	18,300		809,409
Horizon Bancorp	63,400		1,139,298
Huntington Bancshares	90,792		1,260,193
Independent Bank	98,787		8,228,957
Independent Bank Group	15,570		1,137,856
Lakeland Financial	11,600	[b]	837,056
NBT Bancorp	36,360		1,344,593
NMI Holdings, Cl. A	37,090	[a]	690,245
OceanFirst Financial	58,860		1,187,206
Old National Bancorp	84,696		1,346,666
Pacific Premier Bancorp	81,318		2,647,714
PacWest Bancorp	26,180		826,764
Seacoast Banking Corp. of Florida	105,950		3,627,728
SouthState	36,062		2,914,531
Synovus Financial	68,526		2,922,634
Texas Capital Bancshares	41,893	[a]	2,368,212
TriCo Bancshares	28,730		1,302,618
Triumph Bancorp	16,429	[a]	1,195,045
Walker & Dunlop	11,030		1,172,599
Washington Trust Bancorp	24,560		1,232,912

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Banks - 14.0% (continued)
Webster Financial	20,940		1,027,945
WesBanco	34,450		1,173,367
Wintrust Financial	10,475		915,410
WSFS Financial	23,670		1,012,603
			65,185,653
Capital Goods - 12.8%
AAON	8,920		477,934
AerCap Holdings	27,574	[a]	1,363,259
Aerojet Rocketdyne Holdings	29,920	[a]	1,218,941
Alamo Group	7,750		911,633
Albany International, Cl. A	9,695		818,258
Allied Motion Technologies	32,077		787,170
Astec Industries	30,077		1,406,701
AZZ	20,960		938,170
Babcock & Wilcox Enterprises	157,407	[a,b]	1,031,016
Beacon Roofing Supply	23,730	[a]	1,457,259
Bloom Energy, Cl. A	30,983	[a]	542,822
Chart Industries	5,130	[a]	902,264
Comfort Systems USA	21,260		1,907,447
Douglas Dynamics	29,292		920,355
EMCOR Group	9,300		982,359
Encore Wire	9,200		1,150,184
Enerpac Tool Group	80,836	[a,b]	1,577,918
Franklin Electric	9,475		698,497
Granite Construction	93,585	[b]	3,055,551
Great Lakes Dredge & Dock	72,404	[a]	1,064,339
Griffon	15,475		496,283
H&E Equipment Services	18,160		647,404
Hayward Holdings	51,265	[a,b]	784,355
Hillenbrand	47,145		1,972,547
Kratos Defense & Security Solutions	57,493	[a]	829,049
LSI Industries	118,300		790,244
Markforged Holding	67,783	[a,b]	178,947
McGrath RentCorp	14,080		1,157,517
Mercury Systems	20,309	[a]	1,214,681
Mueller Industries	17,790		957,992
NOW	93,006	[a]	1,026,786
Park Aerospace	148,203		1,805,113
Powell Industries	71,379		1,918,668
Regal Rexnord	21,804		2,724,410
Resideo Technologies	89,677	[a]	2,118,171
Simpson Manufacturing	4,685		507,620
Spirit AeroSystems Holdings, Cl. A	31,405		986,745

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Capital Goods - 12.8% (continued)
SPX	65,057	[a]	3,274,319
Tennant	17,336		1,078,993
Terex	17,495		619,148
Textainer Group Holdings	32,600		1,057,544
The AZEK Company	54,935	[a]	1,157,480
Thermon Group Holdings	72,080	[a]	1,134,539
Titan Machinery	59,110	[a]	1,561,095
Triton International	17,140		1,093,018
Twin Disc	14,295	[a]	142,950
Valmont Industries	3,439		882,963
WillScot Mobile Mini Holdings	25,300	[a]	903,969
Zurn Water Solutions	119,107		3,432,663
			59,667,290
Commercial & Professional Services - 4.7%
ABM Industries	18,510		894,959
Alight, Cl. A	118,910	[a]	970,306
ASGN	7,470	[a]	711,368
Brady, Cl. A	9,004		436,784
Clean Harbors	8,068	[a]	753,551
CoreCivic	93,213	[a]	1,199,651
Harsco	144,594	[a]	1,200,130
Heritage-Crystal Clean	65,230	[a]	1,798,391
KAR Auction Services	68,374	[a]	1,091,933
KBR	45,057		2,242,036
MSA Safety	24,221		3,087,935
Resources Connection	106,751		1,971,691
Stericycle	22,005	[a]	1,112,353
The Brink's Company	53,886		3,277,885
VSE	25,340		984,712
			21,733,685
Consumer Durables & Apparel - 2.6%
Acushnet Holdings	22,492	[b]	915,424
Callaway Golf	120,274	[a]	2,611,149
Carter's	12,548	[b]	966,823
Cavco Industries	4,660	[a]	1,035,266
G-III Apparel Group	41,020	[a]	1,027,961
Installed Building Products	6,570		627,698
KB Home	13,150		453,544
Legacy Housing	43,330	[a]	678,548
Skyline Champion	20,450	[a]	1,086,508
Tempur Sealy International	35,441		934,579
Vista Outdoor	26,340	[a]	1,015,144

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Consumer Durables & Apparel - 2.6% (continued)
Wolverine World Wide	34,430		734,736
			12,087,380
Consumer Services - 2.7%
Bowlero	130,020	[a]	1,453,624
Boyd Gaming	44,186		2,596,811
Hilton Grand Vacations	30,870	[a]	1,412,302
International Game Technology	83,115		1,780,323
Marriott Vacations Worldwide	17,449		2,577,566
OneSpaWorld Holdings	242,468	[a,b]	2,279,199
SeaWorld Entertainment	12,432	[a]	673,566
			12,773,391
Diversified Financials - 2.3%
Artisan Partners Asset Management, Cl. A	66,345		2,548,311
Cohen & Steers	24,630		1,877,052
Evercore, Cl. A	6,015		686,913
Focus Financial Partners, Cl. A	60,265	[a]	2,271,990
Stifel Financial	51,785		3,323,043
			10,707,309
Energy - 7.1%
Cactus, Cl. A	83,765		4,390,961
ChampionX	151,289		3,520,495
Chesapeake Energy	39,755	[b]	3,871,342
CNX Resources	36,467	[a]	792,063
Devon Energy	37,514		2,809,799
Dril-Quip	92,331	[a]	2,902,887
Earthstone Energy, Cl. A	78,230	[a]	1,409,705
Green Plains	11,590	[a]	377,602
Gulfport Energy Operating	15,810	[a]	1,529,617
Helmerich & Payne	57,883		2,914,409
ION Geophysical	13,048	[a,b]	1,764
Oasis Petroleum	8,135		1,291,269
Oceaneering International	71,890	[a]	914,441
Oil States International	59,508	[a]	460,592
Patterson-UTI Energy	24,464		466,773
PDC Energy	39,938		3,160,693
ProPetro Holding	115,830	[a]	1,511,581
TechnipFMC	73,940	[a]	609,266
TETRA Technologies	75,102	[a]	377,012
			33,312,271
Food & Staples Retailing - .2%
BJ's Wholesale Club Holdings	16,605	[a]	960,931

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Food, Beverage & Tobacco - 1.9%
Darling Ingredients	48,768	[a]	3,904,854
Lancaster Colony	2,895		352,901
Primo Water	41,398		592,819
Seaboard	311		1,287,347
The Hain Celestial Group	26,848	[a]	707,445
TreeHouse Foods	54,213	[a,b]	2,229,239
			9,074,605
Health Care Equipment & Services - 8.5%
Acadia Healthcare	30,750	[a]	2,188,477
Accuray	141,486	[a]	294,291
Addus HomeCare	9,800	[a]	818,300
AngioDynamics	56,669	[a]	1,112,412
AtriCure	12,830	[a]	521,283
Avanos Medical	92,128	[a]	2,643,153
Axonics	7,130	[a]	356,500
BioLife Solutions	24,515	[a]	336,346
Cardiovascular Systems	17,159	[a]	279,005
CONMED	8,360		972,184
Cross Country Healthcare	28,315	[a]	499,760
CryoPort	20,055	[a]	510,400
Cytosorbents	33,949	[a,b]	65,522
Encompass Health	11,440		749,778
Enovis	43,584	[a]	2,891,363
Haemonetics	81,146	[a]	5,133,296
Hanger	44,957	[a]	709,871
HealthStream	46,404	[a]	945,249
Integer Holdings	40,986	[a]	3,269,863
LHC Group	5,450	[a]	908,297
Merit Medical Systems	67,872	[a]	4,166,663
Mesa Laboratories	5,345	[b]	1,118,441
Molina Healthcare	5,618	[a]	1,630,456
NuVasive	82,440	[a]	4,732,880
OraSure Technologies	68,551	[a]	284,487
Patterson Companies	18,155		573,516
Shockwave Medical	5,015	[a]	823,513
TransMedics Group	11,030	[a,b]	321,745
Varex Imaging	23,706	[a]	546,186
			39,403,237
Household & Personal Products - 1.1%
Oil-Dri Corp. of America	22,114		525,650
Spectrum Brands Holdings	52,010		4,563,357
			5,089,007

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Insurance - 1.9%
eHealth	15,496	[a]	162,708
Horace Mann Educators	72,767		2,944,153
Old Republic International	37,497		896,928
ProAssurance	64,740		1,437,875
Stewart Information Services	16,760		930,012
The Hanover Insurance Group	15,723		2,304,992
			8,676,668
Materials - 7.2%
AdvanSix	22,630		1,048,448
Allegheny Technologies	90,673	[a]	2,493,507
American Vanguard	116,710		2,880,403
Avery Dennison	11,284		1,947,167
Avient	82,392		4,053,686
Balchem	7,695		957,489
Cleveland-Cliffs	138,786	[a]	3,217,059
Commercial Metals	42,330		1,681,771
Crown Holdings	22,619		2,362,328
Eagle Materials	3,905		509,837
Livent	8,920	[a,b]	283,567
Materion	38,642		3,167,872
Mercer International	90,850		1,341,854
MP Materials	16,940	[a]	667,944
Orion Engineered Carbons	65,860		1,271,757
Schnitzer Steel Industries, Cl. A	38,034		1,544,941
Summit Materials, Cl. A	34,215	[a]	934,412
TriMas	72,809		2,051,757
Valvoline	36,010		1,204,895
			33,620,694
Media & Entertainment - 2.2%
Criteo, ADR	85,060	[a]	2,204,755
Gray Television	161,637		3,187,482
Lions Gate Entertainment, Cl. B	130,805	[a]	1,228,259
Loyalty Ventures	3,132	[a]	33,199
Madison Square Garden Entertainment	48,662	[a,b]	3,298,797
TechTarget	4,680	[a]	332,701
			10,285,193
Pharmaceuticals Biotechnology & Life Sciences - 1.8%
Amneal Pharmaceuticals	93,232	[a]	338,432
Azenta	19,275		1,477,236
Charles River Laboratories International	4,823	[a]	1,128,968
Cytokinetics	12,595	[a,b]	502,541
Emergent BioSolutions	15,446	[a]	509,100
Karuna Therapeutics	2,560	[a,b]	267,059

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 1.8% (continued)
Maravai LifeSciences Holdings, Cl. A	29,425	[a]	916,589
Phibro Animal Health, Cl. A	146,622		2,816,609
Standard Biotools	126,785	[a,b]	239,624
			8,196,158
Real Estate - 5.4%
Chatham Lodging Trust	25,903	[a,c]	330,004
Corporate Office Properties Trust	126,067	[c]	3,484,492
DigitalBridge Group	49,255	[a,c]	296,515
EPR Properties	23,300	[c]	1,193,892
Global Medical REIT	76,010	[c]	988,130
Healthcare Realty Trust	121,417	[c]	3,529,592
Hudson Pacific Properties	52,490	[c]	1,045,076
Industrial Logistics Properties Trust	36,350	[c]	554,701
Lamar Advertising, Cl. A	13,932	[c]	1,364,639
Physicians Realty Trust	198,296	[c]	3,678,391
Potlatchdeltic	34,656	[c]	1,818,054
PS Business Parks	9,612	[c]	1,803,500
RLJ Lodging Trust	25,681	[c]	344,896
Sunstone Hotel Investors	113,696	[a,c]	1,360,941
Terreno Realty	19,395	[c]	1,177,470
The Howard Hughes	11,030	[a]	927,954
UMH Properties	65,500	[c]	1,289,695
			25,187,942
Retailing - 1.9%
Asbury Automotive Group	19,013	[a,b]	3,444,205
Caleres	20,026		569,940
Chico's FAS	56,206	[a]	278,220
Leslie's	37,775	[a,b]	733,591
Monro	26,530		1,258,053
Signet Jewelers	15,130		901,748
The Children's Place	8,912	[a]	423,142
The ODP	30,849	[a]	1,178,123
			8,787,022
Semiconductors & Semiconductor Equipment - 4.6%
Ambarella	7,915	[a]	674,516
Axcelis Technologies	19,620	[a]	1,217,617
CEVA	13,114	[a]	473,022
Cohu	38,420	[a]	1,169,121
FormFactor	60,194	[a]	2,471,566
Kulicke & Soffa Industries	13,120	[b]	710,710
MACOM Technology Solutions Holdings	46,755	[a]	2,548,615
MaxLinear	78,117	[a]	3,092,652

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Semiconductors & Semiconductor Equipment - 4.6% (continued)
Onto Innovation	20,190	[a]	1,622,872
Power Integrations	14,490		1,222,666
Rambus	71,929	[a]	1,805,418
Semtech	11,700	[a]	749,853
Silicon Laboratories	13,260	[a]	1,977,862
Synaptics	1,560	[a,b]	231,067
Veeco Instruments	74,693	[a]	1,600,671
			21,568,228
Software & Services - 3.5%
BlackLine	5,465	[a]	400,147
Box, Cl. A	31,555	[a]	823,901
Bread Financial Holdings	7,826		431,213
Cerence	13,887	[a]	441,051
Cognyte Software	96,166	[a]	680,855
Concentrix	7,790		1,206,593
Conduent	289,555	[a]	1,534,641
Kyndryl Holdings	75,259	[a]	928,696
LivePerson	8,800	[a]	147,664
MAXIMUS	14,110		915,598
New Relic	12,684	[a]	594,372
OneSpan	36,430	[a]	481,969
Ping Identity Holding	35,671	[a]	674,182
Qualys	3,790	[a]	495,277
The Hackett Group	59,900		1,227,351
Unisys	93,736	[a]	1,118,270
Varonis Systems	10,700	[a]	353,849
Verint Systems	29,671	[a]	1,514,408
Workiva	7,805	[a]	569,843
Xperi Holding	96,809		1,593,476
			16,133,356
Technology Hardware & Equipment - 4.8%
Ciena	40,196	[a]	2,042,761
Diebold Nixdorf	62,420	[a]	194,126
EMCORE	53,405	[a]	176,237
II-VI	50,321	[a,b]	3,145,062
Infinera	61,525	[a,b]	352,538
Innoviz Technologies	65,210	[a,b]	318,225
Itron	18,867	[a]	973,726
Kimball Electronics	20,220	[a]	384,382
Knowles	132,180	[a]	2,540,500
Methode Electronics	81,979	[b]	3,693,154
OSI Systems	21,196	[a]	1,778,769

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description			Shares		Value ($)
Common Stocks - 96.8% (continued)
Technology Hardware & Equipment - 4.8% (continued)
Quantum			578,521	[a,b]	1,104,975
Radware			17,823	[a]	430,069
Ribbon Communications			95,849	[a]	271,253
Stratasys			63,695	[a]	1,270,078
Teledyne Technologies			1,623	[a]	657,558
Viasat			25,937	[a,b]	1,024,252
Viavi Solutions			70,222	[a]	1,016,112
Vishay Precision Group			38,220	[a]	1,161,888
					22,535,665
Telecommunication Services - .5%
ATN International			54,672		2,410,488
Transportation - 1.8%
Allegiant Travel			20,462	[a]	3,058,046
Heartland Express			54,594		779,602
Hub Group, Cl. A			16,380	[a]	1,195,412
Kirby			21,100	[a]	1,424,883
Ryder System			16,160		1,293,123
Werner Enterprises			14,375		583,194
					8,334,260
Utilities - 2.3%
American States Water			7,580		600,715
Chesapeake Utilities			14,515		1,938,768
Ormat Technologies			24,080	[b]	2,021,757
Portland General Electric			97,858		4,819,506
Vistra Energy			54,413		1,434,871
					10,815,617
Total Common Stocks (cost $378,024,134)					451,109,647
	Coupon Rate (%)	Maturity Date
Convertible Bonds - .0%
Energy - .0%
ION Geophysical (cost $48,000)	8.00	12/15/2025	48,000	[d]	22,888

Exchange-Traded Funds - .9%
Registered Investment Companies - .9%
iShares Russell 2000 ETF (cost $3,917,715)			22,000	[b]	4,076,820

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,389,005)	0.80	12,389,005	[e]	12,389,005

Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $10,944,224)	0.80	10,944,224	[e]	10,944,224
Total Investments (cost $405,323,078)		102.7%		478,542,584
Liabilities, Less Cash and Receivables		(2.7%)		(12,719,214)
Net Assets		100.0%		465,823,370

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2022, the value of the fund’s securities on loan was $29,746,680 and the value of the collateral was $31,054,404, consisting of cash collateral of $10,944,224 and U.S. Government & Agency securities valued at $20,110,180. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Non-income producing—security in default.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	19.3
Financials	18.2
Information Technology	12.9
Health Care	10.2
Consumer Discretionary	8.2
Materials	7.2
Energy	7.2
Investment Companies	5.9
Real Estate	5.4
Consumer Staples	3.2
Communication Services	2.7
Utilities	2.3
102.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 11/30/2021	Purchases ($)†	Sales ($)	Value ($) 5/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.7%	10,825,043	241,123,271	(239,559,309)	12,389,005	17,732
Investment of Cash Collateral for Securities Loaned - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.3%	7,971,454	70,857,361	(67,884,591)	10,944,224	47,487	††
Total - 5.0%	18,796,497	311,980,632	(307,443,900)	23,333,229	65,219

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $29,746,680)—Note 1(c):
Unaffiliated issuers	381,989,849	455,209,355
Affiliated issuers	23,333,229	23,333,229
Receivable for investment securities sold		608,205
Dividends, interest and securities lending income receivable		417,461
Receivable for shares of Common Stock subscribed		238,199
Prepaid expenses		39,121
		479,845,570
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		375,720
Liability for securities on loan—Note 1(c)		10,944,224
Payable for shares of Common Stock redeemed		1,829,668
Payable for investment securities purchased		802,181
Directors’ fees and expenses payable		7,661
Other accrued expenses		62,746
		14,022,200
Net Assets ($)		465,823,370
Composition of Net Assets ($):
Paid-in capital		373,394,507
Total distributable earnings (loss)		92,428,863
Net Assets ($)		465,823,370

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,387,415	106,113	22,540,433	441,789,409
Shares Outstanding	60,448	5,427	957,747	18,818,536
Net Asset Value Per Share ($)	22.95	19.55	23.53	23.48

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,096 foreign taxes withheld at source):
Unaffiliated issuers	3,816,871
Affiliated issuers	17,732
Income from securities lending—Note 1(c)	47,487
Total Income	3,882,090
Expenses:
Management fee—Note 3(a)	2,478,622
Professional fees	60,833
Registration fees	33,462
Directors’ fees and expenses—Note 3(d)	23,359
Custodian fees—Note 3(c)	23,243
Chief Compliance Officer fees—Note 3(c)	21,443
Shareholder servicing costs—Note 3(c)	9,820
Prospectus and shareholders’ reports	7,617
Loan commitment fees—Note 2	4,563
Distribution fees—Note 3(b)	428
Miscellaneous	24,908
Total Expenses	2,688,298
Less—reduction in expenses due to undertaking—Note 3(a)	(743)
Net Expenses	2,687,555
Net Investment Income	1,194,535
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	26,378,383
Net change in unrealized appreciation (depreciation) on investments	(61,518,901)
Net Realized and Unrealized Gain (Loss) on Investments	(35,140,518)
Net (Decrease) in Net Assets Resulting from Operations	(33,945,983)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Operations ($):
Net investment income	1,194,535	819,773
Net realized gain (loss) on investments	26,378,383	103,670,400
Net change in unrealized appreciation (depreciation) on investments	(61,518,901)	24,184,807
Net Increase (Decrease) in Net Assets Resulting from Operations	(33,945,983)	128,674,980
Distributions ($):
Distributions to shareholders:
Class A	(272,534)	(62,778)
Class C	(23,235)	(7,152)
Class I	(3,636,404)	(788,385)
Class Y	(92,159,940)	(27,376,311)
Total Distributions	(96,092,113)	(28,234,626)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	30,780	730,978
Class C	2,994	104,994
Class I	9,050,778	15,957,249
Class Y	38,520,832	93,421,278
Distributions reinvested:
Class A	270,878	62,687
Class C	21,390	6,605
Class I	2,956,040	608,542
Class Y	45,640,635	12,863,987
Cost of shares redeemed:
Class A	(312,485)	(266,381)
Class C	(18,417)	(120,675)
Class I	(7,401,859)	(10,091,327)
Class Y	(115,477,248)	(73,933,219)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(26,715,682)	39,344,718
Total Increase (Decrease) in Net Assets	(156,753,778)	139,785,072
Net Assets ($):
Beginning of Period	622,577,148	482,792,076
End of Period	465,823,370	622,577,148

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,200	25,427
Shares issued for distributions reinvested	10,540	2,448
Shares redeemed	(12,199)	(9,458)
Net Increase (Decrease) in Shares Outstanding	(459)	18,417
Class Ca
Shares sold	142	4,009
Shares issued for distributions reinvested	971	293
Shares redeemed	(836)	(4,625)
Net Increase (Decrease) in Shares Outstanding	277	(323)
Class Ib
Shares sold	358,581	537,477
Shares issued for distributions reinvested	112,390	23,392
Shares redeemed	(291,170)	(345,897)
Net Increase (Decrease) in Shares Outstanding	179,801	214,972
Class Yb
Shares sold	1,413,743	3,230,714
Shares issued for distributions reinvested	1,738,871	495,982
Shares redeemed	(4,571,340)	(2,536,103)
Net Increase (Decrease) in Shares Outstanding	(1,418,726)	1,190,593

[a]	During the period ended November 30, 2021, 3,811 Class C shares representing $100,000 were automatically converted to 3,357 Class A shares.
[b]

During the period ended May 31, 2022, 265,446 Class Y shares representing $6,874,835 were exchanged for 264,810 Class I shares and 837 Class Y shares representing $22,518 were exchanged for 855 Class A shares. During the period ended November 30, 2021, 447,362 Class Y shares representing $13,260,930 were exchanged for 446,442 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2022	Year Ended November 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.97	24.13	22.15	23.94	26.44	22.72
Investment Operations:
Net investment income (loss)[a]	.01	(.07)	.03	.02	(.01)	.00[b]
Net realized and unrealized gain (loss) on investments	(1.54)	6.28	2.39	.86	(.98)	3.79
Total from Investment Operations	(1.53)	6.21	2.42	.88	(.99)	3.79
Distributions:
Dividends from net investment income	-	(.04)	(.01)	-	-	(.07)
Dividends from net realized gain on investments	(4.49)	(1.33)	(.43)	(2.67)	(1.51)	-
Total Distributions	(4.49)	(1.37)	(.44)	(2.67)	(1.51)	(.07)
Net asset value, end of period	22.95	28.97	24.13	22.15	23.94	26.44
Total Return (%)[c]	(6.71)[d]	26.55	11.21	6.07	(3.93)	16.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36[e]	1.33	1.44	1.38	1.35	1.30
Ratio of net expenses to average net assets	1.30[e]	1.30	1.30	1.30	1.30	1.28
Ratio of net investment income (loss) to average net assets	.11[e]	(.23)	.14	.12	(.05)	.01
Portfolio Turnover Rate	27.49[d]	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	1,387	1,765	1,025	1,125	1,048	1,076

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	May 31, 2022	Year Ended November 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.41	21.44	19.86	21.92	24.51	21.15
Investment Operations:
Net investment (loss)[a]	(.07)	(.24)	(.10)	(.12)	(.19)	(.16)
Net realized and unrealized gain (loss) on investments	(1.30)	5.54	2.11	.73	(.89)	3.52
Total from Investment Operations	(1.37)	5.30	2.01	.61	(1.08)	3.36
Distributions:
Dividends from net realized gain on investments	(4.49)	(1.33)	(.43)	(2.67)	(1.51)	-
Net asset value, end of period	19.55	25.41	21.44	19.86	21.92	24.51
Total Return (%)[b]	(7.07)[c]	25.58	10.42	5.28	(4.65)	15.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.56[d]	2.43	2.39	2.12	2.15	2.31
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.04
Ratio of net investment (loss) to average net assets	(.63)[d]	(.95)	(.55)	(.61)	(.82)	(.74)
Portfolio Turnover Rate	27.49[c]	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	106	131	117	430	553	179

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	May 31, 2022	Year Ended November 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	29.59	24.60	22.61	24.41	26.90	23.09
Investment Operations:
Net investment income[a]	.05	.03	.08	.10	.07	.07
Net realized and unrealized gain (loss) on investments	(1.59)	6.39	2.44	.86	(1.00)	3.87
Total from Investment Operations	(1.54)	6.42	2.52	.96	(.93)	3.94
Distributions:
Dividends from net investment income	(.03)	(.10)	(.10)	(.09)	(.05)	(.13)
Dividends from net realized gain on investments	(4.49)	(1.33)	(.43)	(2.67)	(1.51)	-
Total Distributions	(4.52)	(1.43)	(.53)	(2.76)	(1.56)	(.13)
Net asset value, end of period	23.53	29.59	24.60	22.61	24.41	26.90
Total Return (%)	(6.56)[b]	26.95	11.53	6.40	(3.63)	17.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	1.00	1.03	.99	.97	1.00
Ratio of net expenses to average net assets	1.02[c]	1.00	1.03	.99	.97	.98
Ratio of net investment income to average net assets	.39[c]	.09	.41	.45	.27	.29
Portfolio Turnover Rate	27.49[b]	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	22,540	23,019	13,851	15,955	24,890	20,566

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	May 31, 2022	Year Ended November 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	29.53	24.56	22.59	24.40	26.88	23.08
Investment Operations:
Net Investment income[a]	.06	.04	.10	.10	.08	.08
Net realized and unrealized gain (loss) on investments	(1.58)	6.37	2.42	.86	(.99)	3.86
Total from Investment Operations	(1.52)	6.41	2.52	.96	(.91)	3.94
Distributions:
Dividends from net investment income	(.04)	(.11)	(.12)	(.10)	(.06)	(.14)
Dividends from net realized gain on investments	(4.49)	(1.33)	(.43)	(2.67)	(1.51)	-
Total Distributions	(4.53)	(1.44)	(.55)	(2.77)	(1.57)	(.14)
Net asset value, end of period	23.48	29.53	24.56	22.59	24.40	26.88
Total Return (%)	(6.53)[b]	26.97	11.58	6.41	(3.56)	17.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[c]	.96	.98	.95	.94	.94
Ratio of net expenses to average net assets	.97[c]	.96	.98	.95	.94	.93
Ratio of net investment income to average net assets	.44[c]	.14	.46	.48	.31	.35
Portfolio Turnover Rate	27.49[b]	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	441,789	597,663	467,798	578,267	777,237	942,613

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Channing Capital Management, LLC (“Channing”), Eastern Shore Capital Management (“Eastern Shore”), Heartland Advisors, Inc. (“Heartland”) and Rice Hall James & Associates, LLC (“RHJ”), serve as the fund’s sub-advisers (collectively, the “Sub-Advisers”), each managing an allocated portion of the fund’s portfolio.

At a March 7, 2022 meeting, after full consideration, the Company’s Board of Directors (the “Board”) voted to approve a new sub-advisory agreement between the Adviser and Heartland due to a change in the ownership and organizational structure of Heartland that was scheduled to occur during the second quarter of 2022.

In accordance with the terms of the Initial Sub-Advisory Agreement and the Investment Company Act of 1940, as amended. The Board , (the “Transaction”), the then-current sub-advisory agreement (the “Initial Sub-Advisory Agreement”) between the Adviser and Heartland would terminate upon consummation of the Transaction.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of May 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 411 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	22,888	-	22,888
Equity Securities - Common Stocks	451,109,647	-	-	451,109,647
Exchange-Traded Funds	4,076,820	-	-	4,076,820
Investment Companies	23,333,229	-	-	23,333,229

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2022, BNY Mellon earned $6,471 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2021 was as follows: ordinary income $2,066,443, and long-term capital gains $26,168,183. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2022, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2021 through March 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 31, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertakings, amounted to $743 during the period ended May 31, 2022.

Pursuant to separate sub-advisory agreements between the Adviser and the Sub-Advisers, each serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2022, Class C shares were charged $428 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2022, Class A and Class C shares were charged $1,938 and $143, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2022, the fund was charged $3,393 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $23,243 pursuant to the custody agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended May 31, 2022, the fund was charged $21,443 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $352,250, Distribution Plan fees of $66, Shareholder Services Plan fees of $309, Custodian fees of $13,826, Chief Compliance Officer fees of $8,324 and Transfer Agent fees of $1,110, which are offset against an expense reimbursement currently in effect in the amount of $165.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2022, amounted to $147,421,442 and $270,133,296, respectively.

At May 31, 2022, accumulated net unrealized appreciation on investments was $73,219,506, consisting of $97,781,718 gross unrealized appreciation and $24,562,212 gross unrealized depreciation.

At May 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 7, 2022 (the “March Meeting”), the Board considered the approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between BNY Mellon Investment Adviser, Inc. (the “Adviser”) and Heartland Advisors, Inc. (“Heartland”), one of the Fund’s current sub-advisers. Due to a change in the ownership and organizational structure of Heartland that was scheduled to occur during the second quarter of 2022 (the “Transaction”), the then-current sub-advisory agreement (the “Initial Sub-Advisory Agreement”) between the Adviser and Heartland would terminate upon consummation of the Transaction in accordance with the terms of the Initial Sub-Advisory Agreement and the Investment Company Act of 1940, as amended (the “1940 Act”).

At the March Meeting, the Board discussed the Transaction with representatives of the Adviser, as well as the terms of the New Sub-Advisory Agreement and the implications, if any, that the closing of the Transaction would have for Heartland’s performance as a sub-adviser to the fund. At the March Meeting, representatives of the Adviser confirmed that there would be no change in Heartland’s investment process for managing its allocated portion of the fund’s investment portfolio as a result of the Transaction. Accordingly, to enable Heartland to continue to provide sub-advisory services to the fund after consummation of the Transaction, the Adviser recommended the approval of the New Sub-Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the Transaction was not expected to have a material impact on the nature, extent or quality of the sub-advisory services that Heartland provides to the fund; (ii) the Heartland personnel who have been principally responsible for managing Heartland’s allocated portion of the fund’s investment portfolio would continue to serve in their respective senior capacities with Heartland following the Transaction; and (iii) the terms of the New Sub-Advisory Agreement were substantially the same in material respects to the Initial Sub-Advisory Agreement. The Board also considered the fact that the Adviser continued to express confidence in Heartland and its investment management capabilities.

At the March Meeting, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the fund or of any party to the New Sub-Advisory Agreement (“Independent Directors”), considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the November 1-2, 2021 Board meeting, at which meeting the Board considered and re-approved the Initial Sub-Advisory Agreement (the “November Meeting”), and the March Meeting and other information, which included: (i) a copy of a form of the New Sub-Advisory Agreement; (ii) information regarding the Transaction and the Adviser’s rationale for retaining Heartland following the closing of the Transaction; (iii) information regarding Heartland’s investment process; (iv) information regarding Heartland’s reputation, investment management business, personnel, and operations, and the effect that the Transaction may have on Heartland’s business and operations; (v) information regarding Heartland’s brokerage

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-ADVISORY AGREEMENT (Unaudited) (continued)

and trading policies and practices; (vi) information regarding the level of sub-advisory fees charged by Heartland; (vii) information regarding Heartland’s historical performance returns managing its allocated portion of the fund’s portfolio, including information comparing that performance to a relevant index; (viii) information regarding Heartland’s compliance program; and (ix) Heartland’s Form ADV. The Board also considered the substance of discussions with representatives of the Adviser at the November Meeting and the March Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent, and Quality of Services Provided by Heartland. In examining the nature, extent and quality of the services that had been furnished by Heartland to the fund under the Initial Sub-Advisory Agreement, and were expected to be provided by Heartland to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Heartland’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Heartland’s expertise in providing portfolio management services to the fund and the performance history of Heartland’s allocated portion of the fund’s portfolio; (iii) Heartland’s investment strategy for the fund; (iv) Heartland’s performance relative to unmanaged indices; and (v) Heartland’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided and expected to be provided to the fund by Heartland after consummation of the Transaction. The Board also noted that the executive and portfolio management teams of Heartland were expected to stay in place after consummation of the Transaction. The Board concluded that the fund and its shareholders would continue to benefit from the quality and experience of Heartland’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-advisory services provided by Heartland under the Initial Sub-Advisory Agreement, as well as Heartland’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of Heartland. The Board considered Heartland’s investment performance in managing its allocated portion of the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreement. The Board compared this historical performance to a relevant benchmark and concluded that Heartland’s historical performance record in managing its allocated portion of the fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund. The Board recognized that, because Heartland’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser and, therefore, the Board received and considered a profitability analysis of the Adviser and its affiliates. The Board noted that the fee payable to Heartland by the Adviser under the New Sub-Advisory Agreement was the same as that payable under the Initial Sub-Advisory Agreement and, thus, approval of the New Sub-Advisory Agreement had no impact on the Adviser’s profitability. The Board concluded that the proposed fee payable to Heartland by the Adviser with respect to the assets to be allocated to Heartland in its capacity as sub-adviser was reasonable and appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services provided to the fund by the Adviser and to be provided by Heartland under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because Heartland’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Accordingly, consideration of economies of scale with respect to Heartland was not relevant to the Board’s determination to approve the New Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that accrued to Heartland as a result of Heartland’s relationship with the fund. The Board concluded that Heartland may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Heartland was required to select brokers who met the fund’s requirements for seeking best execution, and that the Adviser monitored and evaluated Heartland’s trade execution with respect to fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters. The Board concluded that the benefits that had accrued and were expected to continue to accrue to Heartland by virtue of its relationship with the fund were reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, concluded that the approval of the New Sub-Advisory Agreement was in the best interests of the fund, and approved the New Sub-Advisory Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Select Managers Small Cap Value Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Walthausen & Co., LLC

9 Executive Park Drive, Suite B

Clifton Park, NY 12065

Neuberger Berman Investment Advisers, LLC

605 Third Avenue

New York, NY 10158

Channing Capital Management, LLC

10 South LaSalle Street

Suite 2401

Chicago, IL 60633

Eastern Shore Capital Management

18 Sewall Street

Marblehead, MA 01945

Heartland Advisors, Inc.

790 North Water Street, Suite 1200

Milwaukee, WI 53202

Rice Hall James & Associates

600 West Broadway, suite 1000

San Diego, CA 92101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6246SA0522

BNY Mellon U.S. Equity Fund

SEMI-ANNUAL REPORT May 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2021, through May 31, 2022, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), sub-adviser

Market and Fund Performance Overview

For the six-month period ended May 31, 2022, the BNY Mellon U.S. Equity Fund’s (the “fund”) Class A shares achieved a return of −14.09%, Class C shares returned −14.40%, Class I shares returned −13.92% and Class Y shares returned −13.91%.1 In comparison, the fund’s benchmark, the MSCI USA Index (the “Index”), achieved a return of −10.78 over the same period.2

U.S. stocks lost ground during the reporting period under pressure from increasing inflation and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index largely due to the fund’s tilt in favor of growth at a time when markets favored value-oriented stocks over their growth-oriented counterparts.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are a residual of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of, and investment in, individual companies.

Equities Decline as Inflation Mounts

Although U.S. equities started the reporting period on a positive note as investors looked for continued economic recovery from the COVID-19 pandemic, mounting inflationary pressures resulted in market weakness. A robust post-pandemic demand recovery, intensified by supportive monetary policy and government stimulus in recent years, has met with tight labor markets, supply-chain bottlenecks and rising commodity prices. These inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases. Prior to the start of the new year, the U.S. Federal Reserve (the “Fed”) announced its intention to scale back its asset purchases earlier in 2022 than previously planned and signaled a more rapid increase in interest rates ahead. The Fed has subsequently increased its benchmark rate to a range of 1.5%-1.75% and has signaled further hikes are likely.

Against this backdrop, stocks in energy producers surged along with oil and gas prices, while some other sectors, such as utilities, consumer staples and materials, produced more modest gains. However, growth-oriented shares suffered as the threat of rising interest rates caused investors to question the pace of future growth and the relative value of future earnings. Consumer discretionary, communication services and information technology stocks experienced the most significant declines, and most other sectors lost ground as well.

2

Market Rotation to Value from Growth Causes Headwind

The market’s shift from favoring growth-oriented shares with high p/e (price/earnings) multiples to favoring value-oriented shares with lower p/e multiples raised headwinds for the fund, which held a number of positions in high valuation companies with growth characteristics. The three most significant detractors from relative returns, all Information Technology holdings, included digital document company Adobe, electronic transaction processor PayPal Holdings and machine vision products maker Cognex. All three reported strong earnings in early 2022, but experienced sharp declines in stock price as investors favored more defensive areas of the market. Adobe, which had seen robust growth during the height of the pandemic as users depended on its products while working from home, faced a more challenging environment as more employees began moving back to the office. PayPal Holdings, which saw a boost from pandemic-related online spending in 2021, failed to increase earnings guidance in early 2022 as they had in years past. Cognex also issued disappointing guidance, cautioning on future growth momentum as some of the company’s customers scaled back their orders in the face of their own supply-chain disruptions. From a sector perspective, lack of exposure to energy detracted the most from relative performance, followed by positions in health care and consumer staples. However, we believe it important to emphasize that the fund’s sector exposures are a function of individual stock selections, and performance within sectors is determined by those individual selections.

On a more positive note, several holdings contributed positively to the fund’s returns relative to the Index. Among the most notable, shares in pharmaceutical firm Eli Lilly & Co. gained ground on the company’s solid earnings, as well as progress in its development of diabetes and obesity treatment Mounjaro, which performed well in clinical trials and was approved in May by the U.S. Food and Drug Administration. Financial industry software developer Jack Henry & Associates benefited from a rebound in the banking industry, which was seen as favorably positioned in a rising interest-rate environment. Payment processing company Mastercard gained ground as the company’s profitable cross-border payments business experienced increasing traffic as international travel resumed, while other business segments also performed well. The fund’s top-performing sector by a wide margin, relative to the Index, was consumer discretionary.

Remaining Focused on the Long Term

Over the shorter term, we believe asset prices will continue to be influenced by the inflationary forces we see in the United States and around the world. The Ukraine conflict, commodity prices and developments in China, especially in relation to COVID-19 lockdowns and macroeconomic conditions will also play an important role in determining the trajectory of US and global equities in the months ahead. Given the level of uncertainty associated with these issues, we anticipate high levels of volatility in global equities immediately ahead.

Our focus remains on the long-term prospects of the individual companies in which the fund invests. We do not alter our investment course in the face of macroeconomic or equity market ebbs and flows. Key to the fund’s long-term performance is consistency in the application of our investment approach, irrespective of short-term equity market gyrations. We do not put companies into ‘growth’ or ‘value’ buckets. Instead, thorough assessment and analysis of all fundamental aspects of a company lie at the heart of our research effort. We believe that, over time, and looking through periods of volatility, share prices will reflect the earnings generated by companies. In our opinion, short-term volatility highlights the importance of investing in high-quality companies that operate substantially above breakeven levels with entrenched and defendable market positions, that are in control of their pricing and enjoy good cash generation and strong balance sheets.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

June 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Equity Fund from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.33	$8.79	$3.80	$3.71
Ending value (after expenses)	$859.10	$856.00	$860.80	$860.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.79	$9.55	$4.13	$4.03
Ending value (after expenses)	$1,019.20	$1,015.46	$1,020.84	$1,020.94
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

May 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.3%
Capital Goods - 6.3%
Fastenal	234,300		12,549,108
Hexcel	216,600		12,443,670
The Toro Company	116,000		9,568,840
			34,561,618
Consumer Durables & Apparel - 2.4%
NIKE, Cl. B	110,400		13,121,040
Consumer Services - 4.8%
Booking Holdings	6,300	[a]	14,134,428
McDonald's	48,000		12,106,080
			26,240,508
Diversified Financials - 3.9%
Intercontinental Exchange	93,900		9,614,421
Moody's	38,600		11,640,602
			21,255,023
Food & Staples Retailing - 1.5%
Costco Wholesale	17,800		8,298,716
Health Care Equipment & Services - 9.1%
Align Technology	13,000	[a]	3,609,320
Edwards Lifesciences	123,900	[a]	12,495,315
Intuitive Surgical	56,500	[a]	12,861,660
ResMed	56,400		11,475,144
Stryker	40,700		9,544,150
			49,985,589
Household & Personal Products - 3.3%
Colgate-Palmolive	83,200		6,556,992
The Estee Lauder Companies, Cl. A	44,800		11,408,320
			17,965,312
Materials - 6.3%
Ecolab	64,900		10,637,759
FMC	86,500		10,603,170
Linde	41,700		13,539,156
			34,780,085
Media & Entertainment - 6.2%
Alphabet, Cl. C	9,806	[a]	22,365,329
Netflix	12,100	[a]	2,389,024
The Walt Disney Company	83,800	[a]	9,254,872
			34,009,225
Pharmaceuticals Biotechnology & Life Sciences - 11.8%
Eli Lilly & Co.	48,400		15,170,496
Illumina	23,600	[a]	5,651,728
Johnson & Johnson	70,700		12,692,771

6

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 11.8% (continued)
Mettler-Toledo International	6,600	[a]	8,488,392
Waters	39,100	[a]	12,822,845
West Pharmaceutical Services	32,100		9,963,198
			64,789,430
Retailing - 6.8%
Dollar General	57,600		12,691,584
O'Reilly Automotive	17,900	[a]	11,405,343
The TJX Companies	209,200		13,298,844
			37,395,771
Semiconductors & Semiconductor Equipment - 2.4%
Texas Instruments	73,900		13,062,564
Software & Services - 23.4%
Adobe	36,800	[a]	15,326,464
Ansys	35,200	[a]	9,164,672
Automatic Data Processing	48,500		10,812,590
Cognizant Technology Solutions, Cl. A	107,000		7,992,900
Fortinet	23,300	[a]	6,853,462
Jack Henry & Associates	61,100		11,494,132
Manhattan Associates	87,200	[a]	10,545,096
Mastercard, Cl. A	54,500		19,503,915
Microsoft	84,600		23,000,202
Paychex	66,000		8,172,780
PayPal Holdings	64,800	[a]	5,521,608
			128,387,821
Technology Hardware & Equipment - 8.4%
Amphenol, Cl. A	205,700		14,575,902
Cisco Systems	226,900		10,221,845
Cognex	174,600		8,454,132
IPG Photonics	59,400	[a]	6,266,106
TE Connectivity	50,100		6,482,439
			46,000,424
Transportation - 1.7%
Old Dominion Freight Line	37,100		9,580,704
Total Common Stocks (cost $263,414,484)			539,433,830

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,120,460)	0.80	9,120,460	[b]	9,120,460
Total Investments (cost $272,534,944)		100.0%		548,554,290
Liabilities, Less Cash and Receivables		(.0%)		(67,090)
Net Assets		100.0%		548,487,200

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	34.2
Health Care	20.9
Consumer Discretionary	14.0
Industrials	8.0
Materials	6.3
Communication Services	6.2
Consumer Staples	4.8
Financials	3.9
Investment Companies	1.7
100.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 11/30/2021	Purchases ($)†	Sales ($)	Value ($) 5/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	19,343,291	73,454,753	(83,677,584)	9,120,460	10,506

† Includes reinvested dividends/distributions.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	263,414,484	539,433,830
Affiliated issuers	9,120,460	9,120,460
Dividends and securities lending income receivable		411,862
Receivable for shares of Common Stock subscribed		237,857
Prepaid expenses		47,787
		549,251,796
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		354,662
Payable for shares of Common Stock redeemed		345,178
Directors’ fees and expenses payable		9,246
Other accrued expenses		55,510
		764,596
Net Assets ($)		548,487,200
Composition of Net Assets ($):
Paid-in capital		199,783,439
Total distributable earnings (loss)		348,703,761
Net Assets ($)		548,487,200

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,678,600	27,674	28,223,760	518,557,166
Shares Outstanding	77,322	1,429	1,288,816	23,700,512
Net Asset Value Per Share ($)	21.71	19.37	21.90	21.88

See notes to financial statements.

9

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,694,357
Affiliated issuers	10,506
Income from securities lending—Note 1(b)	157
Total Income	2,705,020
Expenses:
Management fee—Note 3(a)	2,391,688
Professional fees	52,835
Registration fees	32,127
Directors’ fees and expenses—Note 3(d)	26,792
Chief Compliance Officer fees—Note 3(c)	10,722
Shareholder servicing costs—Note 3(c)	8,516
Custodian fees—Note 3(c)	6,008
Prospectus and shareholders’ reports	5,629
Loan commitment fees—Note 2	4,996
Interest expense—Note 2	339
Distribution fees—Note 3(b)	115
Miscellaneous	13,633
Total Expenses	2,553,400
Less—reduction in expenses due to undertaking—Note 3(a)	(346)
Net Expenses	2,553,054
Net Investment Income	151,966
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	72,768,164
Net change in unrealized appreciation (depreciation) on investments	(163,249,570)
Net Realized and Unrealized Gain (Loss) on Investments	(90,481,406)
Net (Decrease) in Net Assets Resulting from Operations	(90,329,440)

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Operations ($):
Net investment income	151,966	1,163,910
Net realized gain (loss) on investments	72,768,164	98,997,094
Net change in unrealized appreciation (depreciation) on investments	(163,249,570)	53,493,541
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,329,440)	153,654,545
Distributions ($):
Distributions to shareholders:
Class A	(257,595)	(23,045)
Class C	(4,667)	(1,102)
Class I	(4,396,588)	(342,545)
Class Y	(86,574,572)	(10,227,644)
Total Distributions	(91,233,422)	(10,594,336)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	202,037	546,801
Class C	-	4,230
Class I	9,594,097	12,235,825
Class Y	27,472,519	43,529,935
Distributions reinvested:
Class A	232,055	17,543
Class C	2,840	973
Class I	3,476,970	294,756
Class Y	38,736,237	4,006,640
Cost of shares redeemed:
Class A	(295,257)	(568,630)
Class C	-	(85,765)
Class I	(9,885,855)	(7,923,388)
Class Y	(92,179,663)	(194,178,207)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,644,020)	(142,119,287)
Total Increase (Decrease) in Net Assets	(204,206,882)	940,922
Net Assets ($):
Beginning of Period	752,694,082	751,753,160
End of Period	548,487,200	752,694,082

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	8,050	21,659
Shares issued for distributions reinvested	8,864	730
Shares redeemed	(12,053)	(22,345)
Net Increase (Decrease) in Shares Outstanding	4,861	44
Class C
Shares sold	-	191
Shares issued for distributions reinvested	121	45
Shares redeemed	-	(3,870)
Net Increase (Decrease) in Shares Outstanding	121	(3,634)
Class Ia
Shares sold	371,362	451,615
Shares issued for distributions reinvested	132,096	12,254
Shares redeemed	(405,499)	(299,075)
Net Increase (Decrease) in Shares Outstanding	97,959	164,794
Class Ya
Shares sold	1,165,112	1,652,859
Shares issued for distributions reinvested	1,470,926	166,721
Shares redeemed	(3,711,664)	(7,434,078)
Net Increase (Decrease) in Shares Outstanding	(1,075,626)	(5,614,498)

[a]

During the period ended May 31, 2022, 356,746 Class Y shares representing $9,110,757 were exchanged for 350,064 Class I shares, 6,365 Class Y shares representing $159,598 were exchanged for 6,409 Class A shares and during the period ended November 30, 2021, 404,317 Class Y shares representing $10,902,873 were exchanged for 404,000 Class I shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	May 31, 2022	Year Ended November 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.74	23.75	20.85	20.44	20.85	18.29
Investment Operations:
Net investment income (loss)[a]	(.04)	(.05)	.00[b]	.04	.03	.06
Net realized and unrealized gain (loss) on investments	(3.47)	5.32	3.16	2.30	1.77	4.00
Total from Investment Operations	(3.51)	5.27	3.16	2.34	1.80	4.06
Distributions:
Dividends from net investment income	-	(.03)	(.07)	(.03)	(.04)	(.10)
Dividends from net realized gain on investments	(3.52)	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Total Distributions	(3.52)	(.28)	(.26)	(1.93)	(2.21)	(1.50)
Net asset value, end of period	21.71	28.74	23.75	20.85	20.44	20.85
Total Return (%)[c]	(14.09)[d]	22.41	15.28	13.77	9.49	24.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[e]	1.15	1.17	1.20	1.25	1.20
Ratio of net expenses to average net assets	1.15[e]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income (loss) to average net assets	(.30)[e]	(.20)	.02	.20	.17	.31
Portfolio Turnover Rate	5.76[d]	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	1,679	2,082	1,720	1,540	787	842

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	May 31, 2022	Year Ended November 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.10	21.74	19.18	19.07	19.70	17.38
Investment Operations:
Net investment (loss)[a]	(.12)	(.19)	(.14)	(.10)	(.11)	(.08)
Net realized and unrealized gain (loss) on investments	(3.09)	4.80	2.89	2.11	1.65	3.80
Total from Investment Operations	(3.21)	4.61	2.75	2.01	1.54	3.72
Distributions:
Dividends from net realized gain on investments	(3.52)	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Net asset value, end of period	19.37	26.10	21.74	19.18	19.07	19.70
Total Return (%)[b]	(14.40)[c]	21.42	14.44	12.92	8.69	23.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.21[d]	2.34	2.35	2.40	2.35	2.16
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(1.05)[d]	(.81)	(.72)	(.56)	(.57)	(.43)
Portfolio Turnover Rate	5.76[c]	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	28	34	107	121	86	138

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

Six Months Ended
	May31, 2022	Year Ended November 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.92	23.89	20.94	20.54	20.96	18.37
Investment Operations:
Net investment income[a]	.00[b]	.03	.08	.10	.10	.12
Net realized and unrealized gain (loss) on investments	(3.49)	5.34	3.17	2.31	1.77	4.02
Total from Investment Operations	(3.49)	5.37	3.25	2.41	1.87	4.14
Distributions:
Dividends from net investment income	(.01)	(.09)	(.11)	(.11)	(.12)	(.15)
Dividends from net realized gain on investments	(3.52)	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Total Distributions	(3.53)	(.34)	(.30)	(2.01)	(2.29)	(1.55)
Net asset value, end of period	21.90	28.92	23.89	20.94	20.54	20.96
Total Return (%)	(13.92)[c]	22.75	15.71	14.17	9.85	24.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[d]	.81	.82	.82	.82	.83
Ratio of net expenses to average net assets	.82[d]	.81	.82	.82	.82	.83
Ratio of net investment income to average net assets	.03[d]	.12	.36	.53	.51	.61
Portfolio Turnover Rate	5.76[c]	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	28,224	34.445	24,508	26,577	22,755	20,963

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	May 31, 2022	Year Ended November 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.90	23.87	20.93	20.54	20.96	18.37
Investment Operations:
Net investment income[a]	.01	.04	.08	.11	.11	.12
Net realized and unrealized gain (loss) on investments	(3.49)	5.33	3.17	2.29	1.77	4.02
Total from Investment Operations	(3.48)	5.37	3.25	2.40	1.88	4.14
Distributions:
Dividends from net investment income	(.02)	(.09)	(.12)	(.11)	(.13)	(.15)
Dividends from net realized gain on investments	(3.52)	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Total Distributions	(3.54)	(.34)	(.31)	(2.01)	(2.30)	(1.55)
Net asset value, end of period	21.88	28.90	23.87	20.93	20.54	20.96
Total Return (%)	(13.91)[b]	22.80	15.69	14.15	9.88	24.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.79	.80	.80	.80	.80
Ratio of net expenses to average net assets	.80[c]	.79	.80	.80	.80	.80
Ratio of net investment income to average net assets	.05[c]	.16	.37	.55	.53	.64
Portfolio Turnover Rate	5.76[b]	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	518,557	716,133	725,418	619,812	534,230	527,263

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

18

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	539,433,830	-	-	539,433,830
Investment Companies	9,120,460	-	-	9,120,460

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending

20

transactions are on an overnight and continuous basis. During the period ended May 31, 2022, BNY Mellon earned $21 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2021 was as follows: ordinary income $3,177,413 and long-term capital gains $7,416,923. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

22

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2022 was approximately $65,385 with a related weighted average annualized interest rate of 1.04%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2021 through March 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $346 during the period ended May 31, 2022.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended May 31, 2022, the Distributor retained $11 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2022, Class C shares were charged $115 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the period ended May 31, 2022, Class A and Class C shares were charged $2,385 and $38, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2022, the fund was charged $2,817 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $6,008 pursuant to the custody agreement.

During the period ended May 31, 2022, the fund was charged $10,722 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $345,342, Distribution Plan fees of $17, Shareholder Services Plan fees of $356, Custodian fees of $3,910, Chief Compliance Officer fees of $4,162 and Transfer Agent fees of $952, which are offset against an expense reimbursement currently in effect in the amount of $77.

24

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2022, amounted to $36,649,342 and $140,396,753, respectively.

At May 31, 2022, accumulated net unrealized appreciation on investments was $276,019,346, consisting of $297,841,859 gross unrealized appreciation and $21,822,513 gross unrealized depreciation.

At May 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon U.S. Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6011SA0522

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: July 21, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: July 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)